Subsequent Events	12 Months Ended
Dec. 31, 2022
Subsequent Events [Abstract]
Subsequent Events
Note 23. Subsequent Events
In January 2023, the Company executed cost-reduction initiatives intended to further streamline the business, while focusing on key growth priorities. These actions are expected to result in approximately $6.5 million in costs consisting primarily of termination benefits during the first quarter of 2023. The Company is unable to estimate other costs related to this plan at this time.